HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 Fourth Quarter and Full Year 2016 Conference Call

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Special Note Regarding Forward-Looking Statements. Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This presentation contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Generally, forward-looking statements include information describing actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions. The forward-looking statements in this presentation include without limitation statements regarding our expectation regarding building shareholder value. Such statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries and portfolio companies. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. Such important factors include, without limitation, issues related to the restatement of our financial statements; the fact that we have historically identified material weaknesses in our internal control over financial reporting, and any inability to remediate future material weaknesses; capital market conditions; the ability of HC2's subsidiaries and portfolio companies to generate sufficient net income and cash flows to make upstream cash distributions; volatility in the trading price of HC2 common stock; the ability of HC2 and its subsidiaries and portfolio companies to identify any suitable future acquisition opportunities; our ability to realize efficiencies, cost savings, income and margin improvements, growth, economies of scale and other anticipated benefits of strategic transactions; difficulties related to the integration of financial reporting of acquired or target businesses; difficulties completing pending and future acquisitions and dispositions; effects of litigation, indemnification claims, and other contingent liabilities; changes in regulations and tax laws; and risks that may affect the performance of the operating subsidiaries and portfolio companies of HC2. These risks and other important factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”), and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation . You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to HC2 or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and HC2 undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures In this presentation, HC2 refers to certain financial measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), including Core Operating Subsidiary Adjusted EBITDA, Total Adjusted EBITDA (excluding Insurance) and Insurance AOI. Management believes that Adjusted EBITDA measures provide investors with meaningful information for gaining an understanding of certain results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation, amortization and the other items for which adjustments are made as noted in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt. In addition, management uses Adjusted EBITDA measures in evaluating certain of the Company’s segments performance because they eliminate the effects of considerable amounts of noncash depreciation and amortization and items not within the control of the Company’s operations managers. While management believes that these non-US GAAP measurements are useful as supplemental information, such adjusted results are not intended to replace our US GAAP financial results and should be read together with HC2’s results reported under GAAP. Management defines Adjusted EBITDA as Net income (loss) adjusted to exclude the impact of depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; (gain) loss on early extinguishment or restructuring of debt; interest expense; net gain (loss) on contingent consideration; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; acquisition and nonrecurring items; and other costs. Adjusted EBITDA excludes results of our Insurance segment. A reconciliation of Adjusted EBITDA to Net income (loss) is included in the financial tables at the end of this release. Management recognizes that using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as these non-GAAP measures exclude certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and do not purport to be alternatives to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Management believes that Insurance AOI measures, used frequently in the insurance industry, provide investors with meaningful information for gaining an understanding of certain results and provides insight into an organization’s operating trends and facilitates comparisons between peer companies. Management defines Insurance AOI as Net income (loss) for the Insurance segment adjusted to exclude the impact of net investment gains (losses), including other-than-temporary impairment losses recognized in operations; asset impairment; intercompany elimination and acquisition and non-recurring items. Management believes that Insurance AOI provides a meaningful financial metric that helps investors understand certain results and profitability. While these adjustments are an integral part of the overall performance of the Insurance segment, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. Safe Harbor Disclaimers 1

© 2 0 1 7 H C 2 H O L D I N G S , I N C . Agenda 2 OVERVIEW AND FINANCIAL HIGHLIGHTS Philip Falcone Chairman, President and CEO Q AND A Philip Falcone Michael Sena Andrew Backman Chairman, President and CEO Chief Financial Officer Managing Director – Investor & Public Relations

Quarterly and Full Year Overview

4Q16 and FY16 Highlights and Recent Developments

- **Solid fourth quarter results again highlight the unique value HC2 brings to the market with our diverse, uncorrelated industry holdings**
  - **Construction**: Continued margin improvement; Record backlog and deal pipeline
  - **Marine Services**: Strong joint venture performance; Incremental off shore power installation; Incremental CWind maintenance contribution; Awarded Atlantic Cable Maintenance Agreement extension ("ACMA")
  - **Telecommunications**: Continued growth in wholesale volumes and customer expansion
  - **Energy**: Continued executing footprint expansion strategy via acquisition of 18 CNG stations from Questar Fueling Co. and Constellation CNG; Increased delivery of gasoline gallon equivalents
- **Adjusted EBITDA for Core Operating Subsidiaries***
  - $37.9 million in Fourth Quarter, up 20.3% from $31.5 million in Third Quarter 2016
  - $109.1 million for Full Year 2016, up 12.4% from $97.1 million for Full Year 2015
- **Cash and Investments as of December 31, 2016:**
  - $1.5 billion of consolidated cash, cash equivalents and investments, which includes the Insurance segment; essentially unchanged from prior quarter
  - $90.9 million in Consolidated Cash (excluding Insurance segment)
- **Cumulative outstanding amount of Preferred Equity reduced to $30.0 million from $42.7 million at end of 3Q16, and from $55.0 million of total preferred issued**

* Core Operating Subsidiaries include Construction, Marine Services, Telecommunications and Energy. Construction formerly Manufacturing; Energy formerly Utilities.

© 2017 HC2 Holdings, Inc.

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HC2 Segment Overview

Core Operating Subsidiaries

Construction: DBM Global (SCHUFF)
- FY16 Revenue: $502.7m
- FY16 Adjusted EBITDA: $59.9m
- Record Backlog $503m
- Solid long-term pipeline with additional [~$300-$400] million in potential project value that could be awarded over next several quarters

Marine Services: GMSL
- FY16 Revenue: $161.9m
- FY16 Adjusted EBITDA: $41.2m
- Strong joint venture and off shore power installation; Solid maintenance performance
- Positive long-term telecom installation opportunities

Energy: ANG
- FY16 Revenue: $6.4m
- FY16 Adjusted EBITDA: $2.5m
- Delivered 1,349,000 Gasoline Gallon Equivalents (GGEs) in 4Q16 vs. 646,000 GGEs in 4Q15
- ~40 stations currently owned and / or operated vs. 17 stations in 3Q16 and two stations at time of HC2's initial investment in 3Q14

Telecom: PTGi ICS
- FY16 Revenue: $735.0m
- FY16 Adjusted EBITDA: $5.6m
- Continued growth in wholesale traffic volumes, in part, delivered by the changing regulatory environment throughout Europe, combined with continued business growth in the Middle East

Core Financial Services Subsidiaries

Insurance: CIG
- ~$77m of statutory surplus
- ~$93m total adjusted capital
- ~$2.0b in total GAAP assets
- Recently completed merging CGI and UTA into one legal entity; meaningful cost savings, lower required statutory capital
- Platform for growth through additional M&A

Early Stage and Other Holdings

Life Sciences: PANSEND
- **MediBeacon:** Completed "Pilot Two" Clinical Study at Washington University in St. Louis (1Q/17)
- **R2 Dermatology:** Received FDA Approval for R2 Dermal Cooling System (4Q/16)
- **BeneVir:** Oncolytic viral immunotherapy for treatment of solid cancer tumors
- **Genovel:** Novel, Patented, "Mini Knee" and "Anatomical Knee" replacements
- **Triple Ring Technologies:** R&D engineering company specializing in medical devices, homeland security , imaging, sensors, optics, fluidics, robotics & mobile healthcare

Other:
- **Nervve**
  Provider of video and image search technology for information extraction and powerful analytics applications
- **Dusenberry Martin Racing**
  NASCAR® Heat Evolution released 9/16; Recently announced 2017 Team Update available February 21, 2017

All data as of December 31, 2016.
Construction formerly Manufacturing; Energy formerly Utilities.

© 2017 HC2 Holdings, Inc.

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Segment Financial Summary

Adjusted EBITDA for Core Operating Subsidiaries $37.9m for Q4 2016

($m)		FY 2016	Q4 2016	Q3 2016	Q2 2016	Q1 2016
Adjusted EBITDA	**Core Operating Subsidiaries**					
	Construction	$59.9	$20.7	$14.5	$13.2	$11.5
	Marine Services	41.2	14.8	14.1	11.8	0.5
	Energy	2.5	0.9	0.7	0.5	0.4
	Telecom	5.6	1.5	2.2	1.5	0.3
	Total Core Operating	**$109.1**	**$37.9**	**$31.5**	**$27.1**	**$12.7**
	Early Stage and Other Holdings					
	Life Sciences	($12.0)	($3.8)	($2.9)	($2.7)	($2.6)
	Other	(11.2)	0.9	(4.8)	(3.3)	(4.0)
	Total Early Stage and Other	**($23.2)**	**($2.9)**	**($7.7)**	**($6.0)**	**($6.6)**
	Non-Operating Corporate	($25.7)	($8.6)	($5.5)	($5.9)	($5.7)
	Total HC2 (excluding Insurance)	**$60.2**	**$26.5**	**$18.2**	**$15.2**	**$0.3**
Adjusted Operating Income	**Core Financial Services**					
	Insurance	($15.9)	($6.9)	($1.7)	($4.7)	($2.6)

Note: Reconciliations of Adjusted EBITDA and Adjusted Operating Income to U.S. GAAP Net Income in appendix. Table may not foot due to rounding. Adjusted Operating Income for Q1 2016 has been adjusted to exclude certain intercompany eliminations to better reflect the results of the insurance segment, and remain consistent with internally reported metrics. Additional details in appendix. Q1 and Q3 2016 benefitted from the release of valuation allowance impacting the net tax provision for each quarter.

All data as of December 31, 2016
Construction formerly Manufacturing; Energy formerly Utilities.

© 2017 HC2 Holdings, Inc.

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Construction: DBM Global Inc. (Schuff)

Fourth Quarter and Full Year Update

- 4Q16 Net Income: $7.3m; FY16 Net Income: $28.0m versus $24.5m in FY15
- 4Q16 Adjusted EBITDA: $20.7m; FY16 Adjusted EBITDA: $59.9m versus $52.0m in FY15
- Continued strong gross margins due to better than bid performance – Pacific region remains strong
- Record Backlog: $503m versus $318m in third quarter 2016
- Continue to see large opportunities totaling ~$400 million that could be awarded over next several quarters including a number of new sporting arenas or stadiums, healthcare facilities, commercial office buildings
- Completed accretive acquisitions of PDC Global Detailing and Building Information Modeling Business and BDS VirCon

Strategic Initiatives

- Proactively selecting profitable, strategic and "core competency" jobs, not all jobs
- Solid long-term pipeline of prospective projects; No shortage of transactions to evaluate
- Commercial / Stadium / Healthcare sectors remain strong
- Opportunities to add higher margin, value added services to overall product offering



Loma Linda Hospital


Recent Performance
$526.1
$513.8
$502.7
$45.8
$52.0
$59.9
8.7%
10.1%
11.9%
2014PF
2015A
2016A
Adjusted EBITDA
Revenue



Mile High Stadium

All data as of December 31, 2016
Construction formerly Manufacturing.

© 2017 HC2 Holdings, Inc.

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Marine Services: GMSL

Fourth Quarter and Full Year Update

- 4Q16 Net Income: $8.7m; FY16 Net Income: $17.5m versus $20.9m in FY15
- 4Q16 Adjusted EBITDA: $14.8m; FY16 Adjusted EBITDA: $41.2m versus $42.1m in FY15
- Very strong 4Q16 & FY16 performance from Joint Ventures, in particular Huawei Marine and SBSS
- Off shore power install revenue contribution again in fourth quarter as a result of re-entry into market
- Core telecom maintenance performance remained strong throughout the year
- Awarded five-year contract extension for Atlantic Cable Maintenance Agreement ("ACMA") in fourth quarter; building on the successful renewal of North America Zone in Q116; Three quarters of maintenance fleet secured for at least five years
- Recently entered into agreement to charter Maersk Recorder to support expected growth in Huawei Marine Joint Venture

Strategic Initiatives

Huawei Marine Networks – 49% Ownership

Total HMN*	2015	2014
Revenue	~$188m	~$73m
Profit	~$14m	~$1.2m
Cash / Equivalents	~$26m	~$16m

S. B. Submarine Systems (SBSS – China Telecom) – 49% ownership

- Joint Venture established in 1995 with China Telecom
- China's leading provider of submarine cable installation
- Located in Shanghai and possesses a fleet of advanced purpose-built cable ships




Recent Performance
$163.6
$134.9
$161.9
$50.0
$42.1
$41.2
29.8%
31.2%
25.4%
2014PF
2015A
2016A
Adjusted EBITDA
Revenue



Note: 2014 PF Adj. EBITDA inclusive of approx. $10m offshore power installation vs. minimal contribution in 2015 & 1H16 as a result of Prysmian agreement which expired in 2Q16.

Source: Huawei Investment & Holding Co., Ltd – 2015 Annual Report. Currency Exchange: CNY:USD 1:0.15
All data as of September 30, 2016.

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© 2 0 1 7 H C 2 H O L D I N G S , I N C . -$0.4 $0.9 $2.5 $1.8 $6.8 $6.4 2014A 2015A 2016A Recent Performance Adjusted EBITDA Revenue Energy: ANG 9 All data as of December 31, 2016. Energy formerly Utilities. 4Q16 Net Loss: ($0.06)m; FY16 Net Income: $0.01m versus ($0.27)m in FY15 4Q16 Adjusted EBITDA: $0.87m; FY16 Adjusted EBITDA: $2.54m versus $0.87m in FY15 Delivered 1,349,000 Gasoline Gallon Equivalents (GGEs) in the fourth quarter versus 937,000 GGEs in the third quarter of 2016 and 646,000 in the year-ago quarter Recently acquired 18 CNG stations from Questar Fueling Co. and Constellation CNG ~40 stations currently owned and / or operated vs. 17 stations in 3Q16 vs. 2 stations at time of initial investments (3Q14) Continue to expand fueling station footprint via organic and M&A opportunities Fourth Quarter and Full Year Update 39.6% 12.8% (14.1%)

Telecommunications: PTGi-ICS

Fourth Quarter and Full Year Update

- Strong quarterly results again due to continued growth in wholesale traffic volumes, in part delivered by the changing regulatory environment throughout the European market combined with growth in the Middle East region, resulting in increased traffic and margin
  - 4Q16 Net Loss: ($2.6)m; FY16 Net Income: $1.4m versus $2.8m in FY15
  - Adjusted EBITDA continues positive trend as the overall business continues to mature post restructuring
  - 4Q16 Adjusted EBITDA: $1.5m; FY16 Adjusted EBITDA: $5.6m versus $2.0m in FY15
  - 7th consecutive quarter of positive Adjusted EBITDA
- One of the key objectives: leverage the infrastructure and management expertise within PTGi-ICS
  - Over 800+ wholesale interconnections globally provides HC2 the opportunity to leverage the existing cost effective infrastructure by bolting on higher margin products and M&A opportunities
  - A focused strategic initiative has been launched within PTGi-ICS to identify potential M&A opportunities





Recent Performance
Adjusted EBITDA
Revenue
$162.0
$460.4
$735.0
$(1.2)
(0.1%)
$2.0
0.4%
$5.6
0.8%
2014A
2015A
2016A



All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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Insurance: Continental Insurance Group

Fourth Quarter and Full Year Update

- Continental Insurance, Inc. (CII) serves as a platform for run-off LTC books of business and for acquiring additional run-off LTC businesses
  - 4Q16 Net Loss: ($2.1)m; FY16 Net Loss: ($14.0)m
  - 4Q16 Adjusted Operating Income: ($6.9)m; FY16 Adjusted Operating Income ($15.9)m
  - ~$77m statutory surplus at end of fourth quarter
  - ~$93m total adjusted capital at end of fourth quarter
  - ~$2.0b in total GAAP assets at December 31, 2016
  - Recently completed merging CGI and UTA into one legal entity; Beneficial to statutory capital
- CII Strategy:
  - A concentrated focus on LTC and acquisitions of additional books of run-off LTC business
  - A platform to provide a vehicle for multi-line insurers who do not consider LTC a core business segment to exit the market
  - Enhancing efficiency and effectiveness through scale and a concentrated focus on LTC

Note: Reconciliation of Adjusted Operating Income to U.S. GAAP Net Income in appendix. All data as of December 31, 2016.

© 2017 HC2 Holdings, Inc.

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Pansend Life Sciences

HC2's Life Sciences Segment Is Focused on the Development of Innovative Healthcare Technologies and Products

BeneVir	◆ 80% equity ownership of company focused on immunotherapy; Oncolytic virotherapy for treatment of solid cancer tumors ◆ Founded by Dr. Matthew Mulvey & Dr. Ian Mohr (who co-developed T-Vec); Biovex (owner of T-Vec) acquired by Amgen for ~$1billion ◆ Benevir's T-Stealth is a second generation oncolytic virus with new features and new intellectual property ◆ BeneVir holds exclusive worldwide license to develop BV-2711 (T-Stealth)
R2 dermatology	◆ 67% equity ownership of dermatology company focused on lightening and brightening skin ◆ Founded by Pansend in partnership with Mass. General Hospital and inventors Dr. Rox Anderson, Dieter Manstein and Dr. Henry Chan ◆ Over $10 billion global market
GENOVEL	◆ 77% equity ownership in company with unique knee replacements based on technology from Dr. Peter Walker, NYU Dept. of Orthopedic Surgery and one of the pioneers of the original Total Knee. ◆ "Mini-Knee" for early osteoarthritis of the knee ◆ "Anatomical Knee" – A Novel Total Knee Replacement ◆ Strong patent portfolio
MediBeacon	◆ 42% equity ownership in company with unique technology and device for monitoring of real-time kidney function ◆ Current standard diagnostic tests measure kidney function are often inaccurate and not real-time ◆ MediBeacon's Optical Renal Function Monitor will be first and only, non-invasive system to enable real-time, direct monitoring of renal function at point-of-care ◆ $3.5 billion potential market
Triple Ring Technologies	◆ Profitable technology and product development company ◆ Areas of expertise include medical devices, homeland security, imaging systems, sensors, optics, fluidics, robotics and mobile healthcare ◆ Located in Silicon Valley and Boston area with over 90,000 square feet of working laboratory and incubator space ◆ Contract R&D market growing rapidly ◆ Customers include Fortune 500 companies and start-ups

All data as of March 7, 2017.

© 2017 HC2 Holdings, Inc.

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Notable Financial Updates

- **Collateral Coverage Ratio at quarter end exceeded 2.0x**
- **$90.9 million in Consolidated Cash (excluding Insurance segment)**
  - $21.7 million Corporate Cash
- **$41.4 million in Tax Share and Dividends received in 2016**
  - Subsequent to year end, $9.2 million special dividend from DBM Global received 1/23
- **Cumulative outstanding amount of Preferred Equity reduced to $30.0 million from $42.7 million at end of 3Q16, and from $55.0 million of total preferred issued**
- **$55 million 11% Senior Secured Notes Offering completed subsequent to quarter end**
  - Offering well oversubscribed – Upsized from $45 million – Priced at par
  - Proceeds used to refinance Bridge Note for ANG acquisitions of Constellation CNG and Questar Fueling

($m)	Balance Sheet (at December 31, 2016)
Market Cap(1)	$226.5
Preferred Equity	$30.0
Total Debt	$342.0
Corporate Cash(2)	$21.7
Enterprise Value(3)	$576.8

(1) Market capitalization on a fully diluted basis, excluding preferred equity, using a common stock price per share of $5.40 and shares outstanding of 41.9 million on March 7, 2017
(2) Cash and cash equivalents
(3) Enterprise Value is calculated by adding market capitalization, total preferred equity and total debt amounts, less Corporate cash

All data as of December 31, 2016 unless otherwise noted
© 2017 HC2 Holdings, Inc.
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Questions and Answers

Appendix: Reconciliations

Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Twelve Months Ended December 31, 2016

(in thousands)

Twelve Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (94,549)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 28,002	$ 17,447	$ 1,435	$ 7	$ (7,646)	$ (24,800)	$ (94,966)	$ (80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	1,892	22,007	504	2,248	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	-	-	-	-	-	-	4,370
Amortization of equity method fair value adjustment at acquisition	-	(1,371)	-	-	-	-	-	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	708	-	-	-	-	2,362
Lease termination costs	-	-	179	-	-	-	-	179
Interest expense	1,239	4,774	-	211	-	1,164	35,987	43,375
Net loss on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(87)	(8)	(3,213)	9,987	(1,277)	2,815
Foreign currency (gain) loss (included in cost of revenue)	-	(1,106)	-	-	-	-	-	(1,106)
Income tax (benefit) expense	18,727	1,394	2,803	(535)	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	-	(4)	(3,111)	(2,575)	-	(2,882)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based payment expense	-	1,682	-	597	251	273	5,545	8,348
Acquisition and nonrecurring items	2,296	290	18	27	-	-	3,825	6,456
Adjusted EBITDA	**$ 59,860**	**$ 41,176**	**$ 5,560**	**$ 2,543**	**$ (12,037)**	**$ (11,221)**	**$ (25,718)**	**$ 60,163**
Total Core Operating Subsidiaries	**$ 109,139**							

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Twelve Months Ended December 31, 2015

(in thousands)

Twelve Months Ended December 31, 2015	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (35,565)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								1,327
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 24,451	$ 20,855	$ 2,779	$ (274)	$ (4,575)	$ (18,276)	$ (61,852)	$ (36,892)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	2,016	18,772	417	1,635	20	1,934	-	24,794
Depreciation and amortization (included in cost of revenue)	7,659	-	-	-	-	-	-	7,659
Amortization of equity method fair value adjustment at acquisition	-	(1,516)	-	-	-	-	-	(1,516)
Asset impairment expense	-	547	-	-	-	-	-	547
(Gain) loss on sale or disposal of assets	257	(138)	50	-	-	1	-	170
Lease termination costs	-	-	1,184	-	-	1	-	1,185
Interest expense	1,379	3,803	-	42	-	-	33,793	39,017
Other (income) expense, net	(443)	(1,340)	(2,304)	(42)	(1)	5,764	5,242	6,876
Foreign currency (gain) loss (included in cost of revenue)	-	(2,039)	-	-	-	-	-	(2,039)
Income tax (benefit) expense	15,572	400	(237)	(347)	(1,037)	(7,733)	(16,052)	(9,434)
Loss from discontinued operations	20	-	-	-	-	1	-	21
Noncontrolling interest	1,136	616	-	(267)	(1,681)	(1)	-	(197)
Share-based payment expense	-	-	-	49	71	-	10,982	11,102
Acquisition and nonrecurring items	-	2,181	121	70	23	-	8,362	10,757
Adjusted EBITDA	**$ 52,047**	**$ 42,141**	**$ 2,010**	**$ 866**	**$ (7,180)**	**$ (18,309)**	**$ (19,525)**	**$ 52,050**
Total Core Operating Subsidiaries	**$ 97,064**							

© 2017 HC2 Holdings, Inc.

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Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss)
Twelve Months Ended December 31, 2014

(in thousands)

Twelve Months Ended December 31, 2014	HC2 Holdings, Inc.	Core Operating					Early Stage and Other			Non-operating Corporate	HC2 Holdings, Inc.
		Construction	Marine Services	Telecom	Energy	Total	Life Sciences	Other	Total		
	As Reported	Pro Forma									
Net income (loss)	$ (14,391)	$ 19,278	$ 17,718	$ (1,068)	$ 236	$ 36,164	$ (3,759)	$ 29,219	$ 25,460	$ (51,410)	$ 10,214
Adjustments to reconcile net income (loss) to Adjusted EBITDA:											
Depreciation and amortization	6,719	4,139	15,161	528	484	20,312	1	-	1	-	20,313
Depreciation and amortization (included in cost of revenue)	4,350	4,350	-	-	-	4,350	-	-	-	-	4,350
Amortization of equity method fair value adjustment at acquisition	(385)	-	(385)	-	-	(385)	-	-	-	-	(385)
Asset impairment expense	291	-	-	291	-	291	-	-	-	-	291
(Gain) loss on sale or disposal of assets	(162)	(2)	104	(160)	-	(58)	-	-	-	-	(58)
Lease termination costs	-	-	-	-	-	-	-	-	-	-	-
Interest expense	12,347	1,627	4,708	1	20	6,356	-	-	-	10,700	17,056
Loss on early extinguishment of debt	11,969	-	-	-	-	-	-	-		11,969	11,969
Other (income) expense, net	(702)	(476)	(2,410)	(831)	(1,431)	(5,148)	-	1,610	1,610	217	(3,321)
Income tax (benefit) expense	(22,869)	13,318	1,069	58	103	14,548	-	(31,828)	(31,828)	(963)	(18,243)
Loss from discontinued operations	146	35	3,007	-	-	3,042	-	157	157		3,199
Noncontrolling interest	2,559	3,569	3,059	-	229	6,857	(1,038)	1	(1,037)	-	5,820
Share-based payment expense	11,028	-	-	-	-	-	-	-	-	11,028	11,028
Acquisition related costs	13,044	-	7,966	-	-	7,966	-	-	-	5,078	13,044
Other costs	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	**$ 23,944**	**$ 45,838**	**$ 49,997**	**$ (1,181)**	**$ (359)**	**$ 94,295**	**$ (4,796)**	**$ (841)**	**$ (5,637)**	**$ (13,381)**	**$ 75,277**

© 2017 HC2 Holdings, Inc.

18

Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended December 31, 2016

(in thousands)

Three Months Ended December 31, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (61,464)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,050)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 7,292	$ 8,667	$ (2,572)	$ (61)	$ (4,655)	$ (3,536)	$ (64,549)	$ (59,414)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	629	5,214	115	769	37	430	5	7,199
Depreciation and amortization (included in cost of revenue)	1,322	-	-	-	-	-	-	1,322
Amortization of equity method fair value adjustment at acquisition	-	(325)	-	-	-	-	-	(325)
(Gain) loss on sale or disposal of assets	2,626	1	708	-	-	-	-	3,335
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	322	1,091	-	69	-	1,163	9,116	11,761
Net loss on contingent consideration	-	(2,482)	-	-	-	-	11,411	8,929
Other (income) expense, net	(75)	(1,234)	487	391	10	99	(966)	(1,288)
Foreign currency (gain) loss (included in cost of revenue)	-	864	-	-	-	-	-	864
Income tax (benefit) expense	6,086	2,150	2,803	(535)	1,558	3,250	32,726	48,038
Noncontrolling interest	594	464	-	(253)	(809)	(513)	-	(517)
Bonus to be settled in equity	-	-	-	-	-	-	2,503	2,503
Share-based payment expense	-	375	-	490	67	35	712	1,679
Acquisition and nonrecurring items	1,868	24	-	-	-	-	490	2,382
Adjusted EBITDA	**$ 20,664**	**$ 14,809**	**$ 1,541**	**$ 870**	**$ (3,792)**	**$ 928**	**$ (8,552)**	**$ 26,468**
Total Core Operating Subsidiaries	**$ 37,884**							

© 2017 HC2 HOLDINGS, INC.

19

Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended September 30, 2016

(in thousands)

Three Months Ended September 30, 2016	Core Operating Subsidiaries				Early Stage & Other			
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (4,558)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,189)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 6,962	$ 8,696	$ 1,796	$ 27	$ (2,285)	$ (8,160)	$ (9,404)	$ (2,368)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	431	5,554	144	582	32	380	4	7,127
Depreciation and amortization (included in cost of revenue)	1,321	-	-	-	-	-	-	1,321
Amortization of equity method fair value adjustment at acquisition	-	(329)	-	-	-	-	-	(329)
(Gain) loss on sale or disposal of assets	(23)	-	-	-	-	-	-	(23)
Lease termination costs	-	-	(159)	-	-	-	-	(159)
Interest expense	304	1,328	-	119	-	-	8,969	10,720
Other (income) expense, net	(12)	(2,013)	422	(24)	(2)	3,892	835	3,098
Foreign currency (gain) loss (included in cost of revenue)	-	(283)	-	-	-	-	-	(283)
Income tax (benefit) expense	4,672	96	-	-	-	-	(7,851)	(3,083)
Noncontrolling interest	411	465	-	27	(770)	(974)	-	(841)
Share-based payment expense	-	546	-	3	128	37	1,088	1,802
Acquisition and nonrecurring items	429	-	-	-	-	-	821	1,250
Adjusted EBITDA	**$ 14,495**	**$ 14,060**	**$ 2,203**	**$ 734**	**$ (2,897)**	**$ (4,825)**	**$ (5,538)**	**$ 18,232**
Total Core Operating Subsidiaries	**$ 31,492**							

© 2017 HC2 Holdings, Inc.
20

Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended June 30, 2016

(in thousands)

Three Months Ended June 30, 2016	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ 1,935
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(2,293)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 9,364	$ 6,002	$ 1,009	$ 68	$ (2,004)	$ (2,608)	$ (7,603)	$ 4,228
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	303	6,084	140	468	36	336	-	7,367
Depreciation and amortization (included in cost of revenue)	(206)	-	-	-	-	-	-	(206)
Amortization of equity method fair value adjustment at acquisition	-	(359)	-	-	-	-	-	(359)
(Gain) loss on sale or disposal of assets	(1,845)	7	-	-	-	1	-	(1,837)
Lease termination costs	-	-	338	-	-	-	-	338
Interest expense	303	1,285	-	14	-	1	8,966	10,569
Other (income) expense, net	(32)	211	29	(344)	-	(10)	465	319
Foreign currency (gain) loss (included in cost of revenue)	-	(1,540)	-	-	-	-	-	(1,540)
Income tax (benefit) expense	4,524	(212)	-	-	-	1	(9,404)	(5,091)
Noncontrolling interest	768	200	-	244	(812)	(1,044)	-	(644)
Share-based payment expense	-	152	-	90	34	40	1,359	1,675
Acquisition and nonrecurring items	-	-	18	-	-	-	313	331
Adjusted EBITDA	**$ 13,179**	**$ 11,830**	**$ 1,534**	**$ 540**	**$ (2,746)**	**$ (3,283)**	**$ (5,904)**	**$ 15,150**
Total Core Operating Subsidiaries	**$ 27,083**							

© 2017 HC2 Holdings, Inc.
21

Reconciliation of Adjusted EBITDA to U.S. GAAP Net Income (Loss) Three Months Ended March 31, 2016

(in thousands)

Three Months Ended March 31, 2016								
	Core Operating Subsidiaries				Early Stage & Other		Non-operating Corporate	HC2
	Construction	Marine Services	Telecom	Energy	Life Sciences	Other and Eliminations		
Net Income (loss) attributable to HC2 Holdings, Inc.								$ (30,462)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								(7,496)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$ 4,384	$ (5,918)	$ 1,202	$ (27)	$ 1,298	$ (10,494)	$ (13,409)	$ (22,966)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:								
Depreciation and amortization	529	5,155	106	429	19	336	-	6,574
Depreciation and amortization (included in cost of revenue)	1,933	-	-	-	-	-	-	1,933
Amortization of equity method fair value adjustment at acquisition	-	(358)	-	-	-	-	-	(358)
(Gain) loss on sale or disposal of assets	904	(17)	-	-	-	-	-	887
Lease termination costs	-	-	-	-	-	-	-	-
Interest expense	310	1,070	-	9	-	-	8,937	10,326
Other (income) expense, net	(44)	612	(1,025)	(31)	(3,221)	6,005	(1,611)	686
Foreign currency (gain) loss (included in cost of revenue)	-	(147)	-	-	-	-	-	(147)
Income tax (benefit) expense	3,445	(640)	-	-	-	(1)	(4,226)	(1,422)
Noncontrolling interest	61	(155)	-	(22)	(720)	(44)	-	(880)
Share-based payment expense	-	609	-	14	22	160	2,386	3,191
Acquisition and nonrecurring items	-	266	-	27	-	1	2,201	2,495
Adjusted EBITDA	**$ 11,522**	**$ 477**	**$ 283**	**$ 399**	**$ (2,602)**	**$ (4,038)**	**$ (5,722)**	**$ 319**
Total Core Operating Subsidiaries	**$ 12,681**							

© 2017 HC2 Holdings, Inc.

22

Reconciliation of Insurance AOI to U.S. GAAP Net Income (Loss) Quarterly and Full Year 2016

(in thousands)

Adjusted Operating Income - Insurance ("Insurance AOI")

	Three Months Ended December 31, 2016	Three Months Ended September 30, 2016	Three Months Ended June 30, 2016	Three Months Ended March 31, 2016	Year Ended December 31, 2016
Net loss - Insurance segment	$ (2,051)	$ (2,189)	$ (2,293)	$ (7,496)	$ (14,028)
Effect of investment (gains) losses	(7,696)	220	(2,418)	4,875	(5,019)
Asset impairment expense	2,400	-	-	-	2,400
Acquisition and non-recurring items	445	269	-	-	714
Insurance AOI	**$ (6,901)**	**$ (1,701)**	**$ (4,710)**	**$ (2,621)**	**$ (15,933)**

The calculation of Insurance Net Loss has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance loss of ($12.3) million for the quarter to a loss of ($7.5) million.

The calculation of Insurance AOI has been revised to exclude adjustments for intercompany eliminations as they are not considered relevant in evaluating the performance of our Insurance segment. For first quarter 2016, this resulted in a change to the previously reported Insurance AOI loss of ($3.6) million for the quarter to a loss of ($2.6) million.

© 2017 HC2 Holdings, Inc.

23

HC2 HOLDINGS, INC. © HC2 Holdings, Inc. 2017 A n d r e w G . B a c k m a n • i r @ h c 2 . c om • 2 1 2 . 2 3 5 . 2 6 9 1 • 4 5 0 P a r k A v e n u e , 3 0 t h F l o o r , N e w Y o r k , N Y 1 0 0 2 2 March 2017